                         As filed with the Securities and Exchange Commission on Registration No.

================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ------------------

                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact Name of Registrant as Specified in Its Charter)

       The Netherlands                                              None
(State or Other Jurisdiction of                            (I.R.S. Employer
Incorporation or Organization)                             Identification No.)

                                Polarisavenue 31
                                2132 GE Hoofddorp
                                 The Netherlands

              (Address of Principal Executive Offices) (Zip Code)

                              CHICAGO BRIDGE & IRON
                        2001 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                              ROBERT H. WOLFE, ESQ.
                          CHICAGO BRIDGE & IRON COMPANY
                           1501 North Division Street
                           Plainfield, Illinois 60544
                    (Name and Address of Agent For Service)

                                 (815) 439-6000
         (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------
   Title of Securities        Amount to be        Proposed Maximum       Proposed Maximum          Amount of
    to be Registered           Registered        Offering Price Per     Aggregate Offering      Registration Fee
                                                      Share(1)               Price(1)
------------------------------------------------------------------------------------------------------------------
Common Shares, par value
Euro 0.01 per share           500,000 shares           $32.845             $16,421,000             $4,105.25
------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(c) and (h) under the Securities Act of 1933, as amended.

================================================================================

Explanatory Note

     The purpose of this Registration Statement on Form S-8 (the "Registration Statement") is to register 500,000 shares of Common Shares, par value Euro 0.01 per share (the "Common Shares"), of Chicago Bridge & Iron Company N. V. (the "Registrant"), which shares will be issued pursuant to the Chicago Bridge & Iron 2001 Employee Stock Purchase Plan (the "Plan") of the Registrant. The Common Shares issued pursuant to the Plan are held by certain management employees and their transferees as permitted under the terms of the Plan.


PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The document(s) containing information specified by Part I of this Registration Statement will be sent or given to participants in the Plan, as specified in Rule 428(b)(l) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Such document(s) are not being filed with the Commission but constitute (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of Part II hereof), a prospectus that meets the requirements of Section 10(a) of the Securities Act.


PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents have been filed by the Registrant with the Commission and are hereby incorporated by reference in this Registration
Statement:

     (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

     (c) Current Reports on Form 8-K filed on January 9, 2001, January 18, 2001, February 22, 2001, and April 25, 2000.

     (d) The description of the Registrant's common stock, par value Euro 0.01 per share (the "Common Shares"), contained in Amendment No. 1 to the Registration Statement on Form 8-A dated June 25, 2001 and filed with the Commission under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), including any amendments or reports filed for the purpose of updating such descriptions.

     All documents and reports filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment to the Registration Statement which indicates that the securities offered hereby have been sold, or which deregisters all such securities remaining unsold, shall also be deemed to be incorporated by reference into this Registration Statement and to be a part hereof commencing on the respective dates on which such documents are filed.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant is a Netherlands company.

     The Articles of Association of the Registrant, as amended, provide for indemnification of directors and officers to the fullest extent permitted by the law of The Netherlands.

     The Registrant has entered into indemnification agreements with certain of its directors providing for indemnification to the fullest extent permitted by the law of The Netherlands. These agreements provide for specific procedures to better assure the directors' rights to indemnification, including procedures for directors to submit claims, for determination of directors' entitlement to indemnification (including the allocation of the burden of proof and selection of a reviewing party), and for enforcement of directors' indemnification rights. The Registrant has also obtained officers' and directors' liability insurance in amounts that it believes are reasonable under the circumstances.

     Article 25 of the Articles of Association of the Registrant also provides that, to the fullest extent permitted by the law of The Netherlands, directors of the Registrant will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its shareholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit or (iv) for personal liability which is imposed by the law of The Netherlands, as from time to time amended.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

Exhibit Number       Description
--------------       -----------

   4.1               Chicago Bridge & Iron 2001 Employee Stock Purchase Plan

   4.2 Specimen Stock Certificate, defining the rights of holders of the capital stock of the Registrant (incorporated herein by reference to Exhibit 4.01 of Amendment No. 3 to the Registrant's Registration Statement on Form S-l (File No. 333-18065), filed with the Commission on March 20, 1997)

   23.1              Consent of Arthur Andersen, Independent Public Accountants

   24 Powers of Attorney of Directors and Certain Officers of the Registrant (included on the signature pages hereof)

ITEM 9. UNDERTAKINGS.

     THE UNDERSIGNED REGISTRANT HEREBY UNDERTAKES:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and the price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that subparagraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those subparagraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the 1934 Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Sections 13(a) or 15(d) of the 1934 Act (and where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the 1934 Act), that it is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions described in Item 6 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Plainfield, Illinois on this 26th day of June, 2001

                                         CHICAGO BRIDGE & IRON COMPANY N.V.
                                         By: Chicago Bridge & Iron Company B.V.,
                                         Managing Director



                                         By: /s/ Gerald M. Glenn
                                            -----------------------------------
                                            Managing Director





                                POWER OF ATTORNEY

Each person whose signature appears below appoints Timothy J. Wiggins as their attorney-in-fact and agent, with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission, any amendments to this Registration Statement (including post-effective amendments), and generally to do anything else necessary or proper in connection therewith.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                     Title                                       Date
---------                                     -----                                       ----
                                              Managing Director of
/s/  Gerald M. Glenn                          Registrant
---------------------------------------
Chicago Bridge & Iron Company B.V.

                                              Vice President and Chief
                                              Financial Officer of
                                              CBIC (Principal
/s/  Timothy J. Wiggin                        Financial Officer)
---------------------------------------
Timothy J. Wiggins

                                              Controller of CBIC
                                              (Principal Accounting
/s/  Keith A. Reed                            Officer)
---------------------------------------
Keith A. Reed

                                              Supervisory Director,
                                              and President, Chief
                                              Executive
                                              Officer of CBIC
                                              (Principal Executive
/s/  Gerald M. Glen                           Officer)
---------------------------------------
Gerald M. Glenn


/s/  J. Dennis Bonney                         Supervisory Director
---------------------------------------
J. Dennis Bonney


/s/  Gary L. Neale                            Supervisory Director
---------------------------------------
Gary L. Neale


/s/  Vincent L. Kontny                        Supervisory Director
---------------------------------------
Vincent L. Kontny


/s/  J. Charles Jennett                       Supervisory Director
---------------------------------------
J. Charles Jennett


/s/  Marsha C. Williams                       Supervisory Director
---------------------------------------
Marsha C. Williams


/s/  Jerry H. Ballengee                       Supervisory Director
---------------------------------------
Jerry H. Ballengee


/s/  L. Donald Simpson                        Supervisory Director
---------------------------------------
L. Donald Simpson


/s/  Ben A. Guill                             Supervisory Director
---------------------------------------
Ben A. Guill


/s/  William E. Macaulay                      Supervisory Director
---------------------------------------
William E. Macaulay


/s/  William H. White                         Supervisory Director
---------------------------------------
William H. White


/s/  Michael D. Winfield                      Supervisory Director
---------------------------------------
Michael D. Winfield


Registrant's Agent for
Service in the United States

/s/  Robert H. Wolfe, Esq.
---------------------------------------
Robert H. Wolfe, Esq.

EXHIBIT INDEX
-------------

Exhibit                                                                    Sequential Page
Number        Description                                                  Number
------        -----------                                                  ------
4.1           Chicago Bridge & Iron 2001 Employee Stock
              Purchase Plan.

4.2           Specimen Stock Certificate, defining the rights              Incorporated by
              of holders of the capital stock of the Registrant            reference
              (incorporated herein by reference to Exhibit 4.1
              of Amendment No. 3 to the Registrant's
              Registration Statement on Form S-1 (File No.
              333-18065), filed with the Commission on March
              20, 1997.

23.1          Consent of Arthur Andersen, Independent Public
              Accountants.

24            Powers of Attorney of Directors and Certain
              Officers of the Registrant (included on the signature pages hereof)
